                                                                  Exhibit (9)(b)

                                  APPENDIX A
                                    to the
                           ADMINISTRATION AGREEMENT
                                    between
                           Compass Capital Funds(R)
                         (previously The PNC(R) Fund)
                                      and
                                   PFPC Inc.
                                      and
                          Compass Distributors, Inc.

_______________________________________________________________________________

Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

U.S. Treasury Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

New Jersey Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Ohio Municipal Money Market Portfolio (Institutional Shares, Services Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Pennsylvania Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

North Carolina Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Virginia Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Managed Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Intermediate Government Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

New Jersey Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Ohio Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Pennsylvania Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Government Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Core Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Low Duration Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Intermediate Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

International Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Multi-Sector Mortgage Securities Portfolio III (Institutional Shares)

Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Index Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Small Cap Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

International Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Balanced Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Small Cap Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)
Select Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

International Emerging Markets Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Mid-Cap Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Mid-Cap Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Agreed to and accepted as of ________________, 1996

COMPASS CAPITAL FUNDS

By:___________________________


PFPC INC.

By:___________________________

COMPASS DISTRIBUTORS, INC.

By:___________________________

                                  APPENDIX B
                                  ----------

                          Administration Fees Payable
                     With Respect to Compass Capital Funds

           Portfolios                   Administration Fees
           ----------                   -------------------

Managed Income, Core Bond,              Administrators are entitled to
Intermediate Government Bond,           receive a combined fee, computed
Tax-Free Income, New Jersey Tax-Free    daily and payable monthly, at an
Income, Ohio Tax-Free Income,           annual rate of .20% of the first $500
Pennsylvania Tax-Free Income, Low       million of each Portfolio's average
Duration Bond, Intermediate Bond,       daily net assets; .18% of the next
International Bond, Multi-Sector        $500 million of each Portfolio's
Mortgage Securities Portfolio III       average daily net assets; .16% of the
and Government Income Portfolios.       next $1 billion of each Portfolio's
                                        average daily net assets; and .15% of
                                        each Portfolio's average daily net
                                        assets in excess of $2 billion.

Money Market, Municipal Money Market,   Administrators are entitled to
U.S. Treasury Money Market, Ohio        receive a combined fee, computed
Municipal Money Market, New Jersey      daily and payable monthly, at an
Municipal Money Market, Pennsylvania    annual rate of .15% of the first $500
Municipal Money Market, North           million of each Portfolio's average
Carolina Municipal Money Market and     daily net assets; .13% of the next
Virginia Municipal Money Market         $500 million of each Portfolio's
Portfolios.                             average daily net assets; .11% of the
                                        next $1 billion of each Portfolio's
                                        average daily net assets and .10% of
                                        each Portfolio's average daily net
                                        assets in excess of $2 billion.

Value Equity, Growth Equity, Small      Administrators are entitled to
Cap Value Equity, International         receive a combined fee, computed
Equity, Index Equity, Balanced,         daily and payable monthly, at an
Small Cap Growth Equity, Select         annual rate of .20% of the first $500
Equity, Mid-Cap Value Equity,           million of each Portfolio's average
Mid-Cap Growth Equity                   daily net assets; .18% of the next
and International Emerging Markets      $500 million of each Portfolio's
Portfolios.                             average daily net assets; .16% of the
                                        next $1 billion of each Portfolio's
                                        average daily net assets; and .15% of
                                        each Portfolio's average daily net
                                        assets in excess of $2 billion.



Agreed to and accepted as of _____________,1996:

COMPASS CAPITAL FUNDS

By: _________________________

PFPC INC.

By: _________________________

COMPASS DISTRIBUTORS, INC.

By: _________________________